Exhibit 99.3

                        CERTIFICATION OF PERIODIC REPORT

I, Richard W. Ussery, Chief Executive Officer of Total System Services, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: March 19, 2003                        /s/Richard W. Ussery
                                             -----------------------------------
                                                      Richard W. Ussery
                                                      Chief Executive Officer